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Strategist World Technology
1998 annual report

From the portfolio manager

A major, late-period downturn in the U.S. stock market, especially for technology-related stocks, eroded much of Strategist World Technology Fund's gain for the past fiscal year. Still, the Fund did produce a gain of 2.7% for the period, which ran from November 1997 through October 1998.

The stock market was on shaky ground when the period began last fall, as investors worried that a financial meltdown in many Asian markets would hurt the earnings potential of American companies. Of particular concern was the technology sector, for which Asia is a major market. As a result, the Fund could manage only a slight advance through January.

The situation changed dramatically at that point. Buoyed by ongoing reports of low inflation and still-strong corporate earnings, the stock market mounted a two-month surge that was led largely by technology stocks. Naturally, the Fund greatly benefited from the trend, which pushed the Fund's return well into double digits by spring.

"Asian flu" spreads

The rally slowed down, then petered out in mid-summer, by which time the worries about Asia's future had spread to Russia and Latin America. Again, the stock market reacted with characteristic volatility, falling nearly 20% by the end of August. To the Fund's detriment, technology stocks were especially hard hit. The fiscal year did end on a positive note, however, as the market and the Fund rebounded strongly during October.

I made only minor changes to the portfolio during the period - essentially trimming some stocks that had experienced substantial run-ups in price and replacing them with stocks that appeared to have greater potential for gain. Among the biggest winners for the 12 months were Internet-related issues, some of which made spectacular advances during the fall. Overall, I took an aggressive investment approach by keeping cash reserves quite low. While this makes the Fund's performance more volatile, I believe it allows for greater long-term appreciation potential.

I expect the volatility to continue during the current fiscal year, but I think the ups should ultimately outweigh the downs. Therefore, I continue to keep the Fund fully invested in what I believe are the most promising stocks in the technology sector.

Louis Giglio
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The Funds' Long-term Performance

How $10,000 has grown in Strategist World Technologies Fund
$20,000                                          Lipper
                                   Science & Technology
               Standard & Poors              Fund Index
                500 Stock Index


$10,000                                                                 $10,800
                                                               Strategist World
   Average annual total return                                     Technologies
   (as of Oct. 31, 1998)                                                   Fund
                      Since
     1 year         Inception*
     2.50%             4.02%
  *Inception date was Nov. 13, 1996

12/1/96     1/97     4/97     7/97     10/97     1/98     4/98     7/98    10/98

Assumes: Holding period from 12/1/96 to 10/31/98. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $0. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Stock Index
(S&P 500) and the Lipper Science & Technology Funds Index. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.
The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Science & Technology Funds Index, published by Lipper Analytical Services, Inc., includes 10 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
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The financial statements contained in Post-Effective Amendment #7 to
Registration Statement No. 33-63951 filed on or about December 28, 1998, are incorporated herein by reference.
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STATEMENT OF DIFFERENCES

Difference                              Description

1)   There are pictures and graphs      1)   Each picture and graph is
     throughout the annual report.           described  in parenthesis.